UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

Acuity Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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ACUITY BRANDS, INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Friday, January 4, 2013

The Proxy Statement and Annual Report are available at: http://www.proxyvoting.com/ayi

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Please make your request for a copy as instructed below on or before
December 21, 2012 to facilitate timely delivery.

TO REQUEST PAPER OR E-MAIL COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, you are setting your preference for future proxy mailings. Your election will be kept on file until we receive notification of a change in preference.
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@cpushareownerservices.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ayi

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear ACUITY BRANDS, INC. Stockholder:

The 2012 Annual Meeting of Stockholders of ACUITY BRANDS, INC. (the “Company”) will be held in the Ballroom at the Four Seasons Hotel, 75 Fourteenth Street NE, Atlanta, Georgia, on Friday, January 4, 2013, at 11:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect four directors;

(2)	ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm;

(3)	advisorily approve named executive officer compensation;

(4)	approve the 2012 Omnibus Stock Incentive Compensation Plan; and

(5)	approve the 2012 Management Cash Incentive Plan.

Management recommends a vote “FOR” Items 1, 2, 3, 4, and 5.

The Board of Directors has fixed the close of business on November 7, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
”
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	’

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

Ballroom at the Four Seasons Hotel

75 Fourteenth Street NE

Atlanta, Georgia

The following Proxy Materials are available for you to review online:

•	the Company’s 2012 Proxy Statement;

•	the Company’s Annual Report for the year ended August 31, 2012; and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper or e-mail copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@cpushareownerservices.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ayi

The Proxy Materials for ACUITY BRANDS, INC. are available to review at:

http://www.proxyvoting.com/ayi

Have this notice available when you request a PAPER or E-MAIL copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

33644